UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 7, 2006

CentraCore Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11376 Jog Road, Suite 101, Palm Beach Gardens, Florida 33418

(Address and zip code of principal executive offices)

(561) 630-6336

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On Tuesday, November 7, 2006, CentraCore Properties Trust (the “Company”) issued a press release announcing that its Board of Trustees had declared a quarterly dividend of $0.46 (forty-six cents) per share for the quarter ended September 30, 2006, on each common share of beneficial interest, payable December 5, 2006, to shareholders of record at the close of business on November 17, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger of the Company with and into a subsidiary of The GEO Group, Inc., as previously disclosed, the Company intends to file relevant materials with the Securities and Exchange Commission, including a definitive proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIRORS AND THE MERGER. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting CentraCore Properties Trust Investor Relations at (561) 630-6336 or accessing the Company’s investor relations website at www.CentraCorePropertiesTrust.com. Investors and security holders are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

The Company and its executive officers and trustees may be deemed to be participating in the solicitation of proxies from the security holders of the Company in connection with the merger. Information about the executive officers and trustees of the Company and the number of the Company’s common shares beneficially owned by these persons is set forth in the definitive proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 4, 2006. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and trustees in the merger by reading the definitive proxy statement regarding the merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRACORE PROPERTIES TRUST

November 7, 2006	By:	/s/ David J. Obernesser
David J. Obernesser Senior Vice President and Chief Financial Officer